UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   August 27, 2012

EFL OVERSEAS, INC.
(Exact name of Registrant as specified in Charter)

Nevada	000-54328	26-3062721
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 N. Sam Houston Parkway East, Suite 600, Houston, Texas  77060
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:    (281) 260-1034

_________________________________________________
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers

On August 27, 2012 we established a Non-Qualified Stock Option Plan and a Stock Bonus Plan. In some cases, these plans are collectively referred to as the “Plans”. The Plans have not been approved by our shareholders. A summary description of each plan follows.

Non-Qualified Stock Option Plan. The Non-Qualified Stock Option Plan (“Option Plan”) authorizes the issuance of up to 2,000,000 shares of our common stock to persons that exercise options granted pursuant to the Option Plan. Our employees, directors, officers, consultants and advisors are eligible to be granted options pursuant to the Option Plan, provided however that bona fide services must be rendered by consultants or advisors and the services must not be in connection with the offer or sale of securities in a capital-raising transaction or promoting the price of our common stock. The option exercise price is determined with the approval of our Board of Directors (the “Board”).

Stock Bonus Plan. Under the Stock Bonus Plan up to 350,000 shares of our common stock may be issued to our employees, directors, officers, and consultants or advisors provided however that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction or promoting the price of our common stock.

Other Information Regarding the Plans. The Plans shall be administered by the Compensation Committee of the Board or in the alternative, by a committee of two or more directors appointed by the Board (the "Committee"). The Committee shall report all action taken by it to the Board.  The Committee shall have full and final authority in its discretion, subject to the provisions of the Plans, and subject to the approval of the Board, to determine the individuals to whom and the time or times at which shares or options shall be granted and the number of such shares or options; to construe and interpret the Plans; to determine the terms and provisions of the respective option agreements, which need not be identical, including, but without limitation, terms covering the payment of the option price; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plans.  All such actions and determinations shall be conclusively binding for all purposes and upon all persons.

In the discretion of the Committee, subject to approval of the Board, any option may include installment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Committee, subject to approval of the Board, may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any options granted or shares issued pursuant to the Plans will be forfeited if the "vesting" schedule established by the Committee at the time of the grant is not met. Vesting, among other conditions, can be the period during which the employee must remain our employee or the period of time a non-employee must provide services to us. At the time an employee ceases working for us (or at the time a non-employee ceases to perform services for us), any shares or options not fully vested will be forfeited and cancelled. In the discretion of the Committee, subject to approval of the Board, payment for the shares of common stock underlying options may be paid through offset of indebtedness or the delivery of shares of our common stock having a fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of common stock may also be permitted at the discretion of the Committee.

Options are generally non-transferable except upon death of the option holder. Shares issued pursuant to the Stock Bonus Plan will generally not be transferable until the person receiving the shares satisfies any vesting requirements imposed when the shares were issued.

Our Board of Directors may at any time, and from time to time, amend, terminate, or suspend one or more of the Plans in any manner they deem appropriate, provided that any amendment, termination or suspension may not adversely affect rights or obligations with respect to options or shares previously granted.

Issuance of Options and Bonus Shares

On August 27, 2012 we granted options to the persons and upon the terms shown below. The options were granted pursuant to the terms of the Non-Qualified Stock Option Plan.

Option Holder	No. of Shares Issuable Upon Exercise of Option	Exercise Price	First Date Exercisable	Expiration Date (1)
Henry Aldorf
	50,000	$2.15	8/27/2012	8/27/2014
	50,000	$2.30	2/27/2013	8/27/2014
	50,000	$2.50	8/27/2014	8/27/2017
	50,000	$2.65	8/27/2014	8/27/2017
	200,000
Keith Macdonald
	50,000	$2.15	8/27/2012	8/27/2014
	50,000	$2.30	2/27/2013	8/27/2014
	50,000	$2.50	8/27/2014	8/27/2017
	50,000	$2.65	8/27/2014	8/27/2017
	200,000
Robert Wesolek
	50,000	$2.15	8/27/2012	8/27/2014
	50,000	$2.30	2/27/2013	8/27/2014
	50,000	$2.50	8/27/2014	8/27/2017
	50,000	$2.65	8/27/2014	8/27/2017
	200,000
James Hutton
	50,000	$2.15	8/27/2012	8/27/2014
	50,000	$2.30	2/27/2013	8/27/2014
	50,000	$2.50	8/27/2014	8/27/2017
	50,000	$2.65	8/27/2014	8/27/2017
	200,000

James Ebeling
	37,500	$2.15	8/27/2012	8/27/2014
	37,500	$2.30	2/27/2013	8/27/2014
	37,500	$2.50	8/27/2014	8/27/2017
	37,500	$2.65	8/27/2014	8/27/2017
	150,000
Eric Prim
	37,500	$2.15	8/27/2012	8/27/2014
	37,500	$2.30	2/27/2013	8/27/2014
	37,500	$2.50	8/27/2014	8/27/2017
	37,500	$2.65	8/27/2014	8/27/2017
	150,000
Grant Petersen
	25,000	$2.15	8/27/2012	8/27/2014
	25,000	$2.30	2/27/2013	8/27/2014
	25,000	$2.50	8/27/2014	8/27/2017
	25,000	$2.65	8/27/2014	8/27/2017
	100,000
———————
(1)	If the Option Holder resigns as an officer or director, or is terminated for cause, any options which are not then exercisable will automatically expire. The term “cause” means:

(i)	the conviction of the Option Holder of any felony;
(ii)	the refusal of the Option Holder to follow the lawful directions of our Directors;
(iii)	a material breach of any employment or consulting agreement to which we and the Option Holder are parties; or
(iv)	any act involving embezzlement, fraud or similar conduct.

On August 27, 2012, our directors authorized the issuance of shares of our common stock to the following persons pursuant to the Stock Bonus Plan.

Number
Name	of Shares
Henry Aldorf	50,000
Keith Macdonald	50,000
Robert Wesolek	50,000
James Hutton	50,000
James Ebeling	50,000
Eric Prim	50,000

Approval of Cash Compensation to Directors

On August 27, 2012, we authorized compensation for members of the Board such that each director, effective August 1, 2012, will receive compensation of $5,000 per month, and that in addition; the Chairman of the Board shall receive additional compensation of $1,000 per month, and members of committees of the Board will receive additional compensation of $750 per month for each committee membership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFL OVERSEAS, INC.

Date: August 30, 2012	By:	/s/ ROBERT WESOLEK
Robert Wesolek
Chief Financial Officer